Exhibit 10.1

DEGOLYER AND MACNAUGHTON

500 | SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

June 26, 2009

Repsol YPF, S.A.

Paseo de la Castellana 278 – 280

28046 Madrid

Spain

Ladies and Gentlemen:

We confirm our independence with respect to Repsol YPF and hereby consent to the references to DeGolyer and MacNaughton and to the inclusion of information derived from our reports entitled “Report as of September 30, 2007 on Reserves of Certain Properties in Argentina attributable to Repsol YPF,” and “Report as of September 30, 2008 on Reserves of Certain Properties in Argentina attributable to Repsol YPF,” (our Reports) in Section 2.2.2. “Internal Controls on Reserves and Reserves Audits” and in Section 15. “Exhibits” in Repsol YPF, S.A.’s annual report on Form 20-F for the year ending December 31, 2008, and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

Very truly yours,

/s/ DeGOLYER and MacNAUGHTON
DeGOLYER and MacNAUGHTON